                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated April 1, 1998, (98-3), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 16, 1998 to June 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of June, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/Phyllis A. Knight
                                          --------------------------------
                                          Phyllis A. Knight
                                          Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.6588%, 5.95%, 6.03%,6.10%,6.22%, 6.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                   TRUST ACCOUNT #3336513-0
                                   REMITTANCE DATE 7/01/98

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                  ------------      ------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available
     (including Monthly Servicing Fee)            6,361,334.43
                                                  ------------
 (b) Class M-1 Interest Deficiency
     Amount (if any) and Class B-1
     Interest Deficiency Amount
     (if any) withdrawn for prior
     Remittance Date                                      0.00
                                                  ------------
 (c) Amount Available after giving
     effect to withdrawal of Class M-1
     Interest Deficiency Amount and
     Class B-1 Interest Deficiency
     Amount for prior Remittance Date             6,361,334.43
                                                  ------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.6588%)        5.6588%
                                                  ------------
          b. Class A-1 Interest                      81,913.29        3.91929617
                                                  ------------        ----------

          c. Class A-2 Remittance Rate (5.95%)            5.95%
                                                  ------------
          d. Class A-2 Interest                     138,833.33        4.95833321
                                                  ------------        ----------

          e. Class A-3 Remittance Rate (6.03%)            6.03%
                                                  ------------
          f. Class A-3 Interest                     301,500.00        5.02500000
                                                  ------------        ----------

          g. Class A-4 Remittance Rate (6.10%)            6.10%
                                                  ------------
          h. Class A-4 Interest                     152,500.00        5.08333333
                                                  ------------        ----------

          i. Class A-5 Remittance Rate (6.22%,
             unless the Weighted Average Contract
             Rate is less than 6.22%)                     6.22%
                                                  ------------
          j. Class A-5 Interest                     544,250.00        5.18333333
                                                  ------------        ----------

          k. Class A-6 Remittance Rate 6.76%,
             (unless the Weighted Average
             Contract Rate is less than 6.76%)            6.76%
                                                  ------------
          l. Class A-6 Interest                   1,006,113.33        5.63333331
                                                  ------------        ----------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall            0.00                 0
                                                  ------------        ----------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall            0.00                 0
                                                  ------------        ----------


B.   Principal
     (5)  Formula Principal Distribution  Amount  2,859,658.08               N/A
                                                  ------------        ----------
          a. Scheduled Principal                    561,010.15               N/A
                                                  ------------        ----------
          b. Principal Prepayments                2,459,378.14               N/A
                                                  ------------        ----------
          c. Liquidated Contracts                         0.00               N/A
                                                  ------------        ----------
          d. Repurchases                                  0.00               N/A
                                                  ------------        ----------
          e. Current Month Advanced Principal       895,507.04               N/A
                                                  ------------        ----------
          f. Prior Month Advanced Principal      (1,056,237.25)              N/A
                                                  ------------        ----------

     (6)  Pool Scheduled Principal Balance      494,506,306.20
                                                  ------------
     (6b) Adjusted Pool Principal Balance       493,610,799.16      987.22159832
                                                  ------------        ----------
     (6c) Pool Factor                               0.98722160
                                                  ------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.6588%, 5.95%, 6.03%,6.10%,6.22%, 6.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 2

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                   TRUST ACCOUNT #3336513-0
                                   REMITTANCE DATE 7/01/98

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          Date                                           0.00
                                                  ------------
     (8)  Class A Percentage for such Remittance
          Date                                           91.44%
                                                  ------------
     (9)  Class A Percentage for the following
          Remittance Date                                91.39%
                                                  ------------
     (10) Class A  Principal Distribution:
          a. Class A-1                            2,859,658.08      136.82574545
                                                  ------------        ----------
          b. Class A-2                                    0.00        0.00000000
                                                  ------------        ----------
          c. Class A-3                                    0.00        0.00000000
                                                  ------------        ----------
          d. Class A-4                                    0.00        0.00000000
                                                  ------------        ----------
          e. Class A-5                                    0.00        0.00000000
                                                  ------------        ----------
          g. Class A-6                                    0.00        0.00000000
                                                  ------------        ----------

     (11) Class A-1 Principal Balance            14,510,799.16      694.29661053
                                                  ------------        ----------
     (11a)Class A-1 Pool Factor                     0.69429661
                                                  ------------
     (12) Class A-2 Principal Balance            28,000,000.00      1000.0000000
                                                  ------------        ----------
     (12a)Class A-2 Pool Factor                     1.00000000
                                                  ------------
     (13) Class A-3 Principal Balance            60,000,000.00      1000.0000000
                                                  ------------        ----------
     (13a)Class A-3 Pool Factor                     1.00000000
                                                  ------------
     (14) Class A-4 Principal Balance            30,000,000.00      1000.0000000
                                                  ------------        ----------
     (14a)Class A-4 Pool Factor                     1.00000000
                                                  ------------
     (15) Class A-5 Principal Balance           105,000,000.00      1000.0000000
                                                  ------------        ----------
     (15a)Class A-5 Pool Factor                     1.00000000
                                                  ------------
     (16) Class A-6 Principal Balance           178,600,000.00      1000.0000000
                                                  ------------        ----------
     (16a)Class A-6 Pool Factor                     1.00000000
                                                  ------------
     (17) Unpaid Class A Principal Shortfall
          (if any)following current Remittance
          Date                                            0.00
                                                  ------------

C.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts as of Determination Date

     (18) 31-59 days                                642,572.07                15
                                                  ------------        ----------
     (19) 60 days or more                           204,383.58                 4
                                                  ------------        ----------
     (20) Current Month Repossessions                20,500.79                 1
                                                  ------------        ----------
     (21) Repossession Inventory                     20,500.79                 1
                                                  ------------        ----------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.6588%, 5.95%, 6.03%,6.10%,6.22%, 6.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES
                                     Jun-98
                                     PAGE 3

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                   TRUST ACCOUNT  #3336513-0
                                   REMITTANCE DATE 7/01/98

Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in May 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current
            Remittance Date                                                0.05%
                                                                  -------------

        (b) Average Sixty - Day Delinquency Ratio
            (arithmetic average of ratios for this month
            and two preceding months; may not exceed 3.5%)                 N/A %
                                                                  -------------

(23) Average Thirty - Day Delinquency Ratio  Test

        (a) Thirty - Day Delinquency Ratio for current
            Remittance Date                                                0.13%
                                                                  -------------
        (b) Average Thirty - Day Delinquency Ratio
            (arithmetic average of ratios for this month
            and two preceding months; may not exceed 5.5%)                 N/A %
                                                                  -------------
(24) Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for current
            Remittance Date (as a percentage of Cut-off
            Date Pool Principal Balance; may not
            exceed 5.5% from June 1, 2002 to May 31, 2003,
            6.5% from June 1, 2003 to May 31, 2004; 8.5% from
            June 1, 2004 to May 31, 2005 and 9.5% thereafter)              0.00%
                                                                  -------------
(25) Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date            0.00
                                                                  -------------
        (b) Current Realized Loss Ratio (total Realized Losses
            for the most recent three months, multiplied by 4,
            divided by arithmetic average of Pool Scheduled
            Principal Balances for third preceding Remittance
            and for current Remittance date; may not exceed
            2.25%)                                                         0.00%
                                                                  -------------
(26) Class M-1 Principal Balance Test

        (a) The sum of Class M-1 Principal Balance and Class B
            Principal Balance (before distributions on current
            Remittance Date) divided by Pool Scheduled Principal
            Balance as of preceding Remittance Date
            is greater than 22.5%                                         15.61%
                                                                  -------------
(27) Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions
            on current Remittance Date) as of such Remittance
            date is greater than $15,000,000.00                            0.00
                                                                  -------------
        (b) Class B Principal Balance (before distributions on
            current Remittance Date) divided by pool Scheduled
            Principal Balance as of preceding Remittance Date
            is equal to or greater than 12.75%.                            8.56%
                                                                  -------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                              6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 4
                                                 CUSIP NO. #393505-E57, E65, E73
                                                 TRUST ACCOUNT #3336513-0
                                                 REMITTANCE DATE 7/01/98

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                  ------------      ------------
CLASS M-1 CERTIFICATES
----------------------
     (28) Amount available (including Monthly
          Servicing Fee)                          1,276,566.40
                                                  ------------
A.   Interest
     (29)  Aggregate  interest

           (a) Class M-1 Remittance Rate 6.86%,
               unless the Weighted Average Contract
               Rate is less than 6.86%)                   6.86%
                                                  ------------
           (b) Class M-1 Interest                   200,083.33        5.71666657
                                                  ------------      ------------
           (c) Interest on Class M-1 Adjusted
               Principal Balance                          0.00
                                                  ------------
     (30)  Amount applied to Class M-1 Interest
           Deficiency Amount                              0.00
                                                  ------------
     (31)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                              0.00
                                                  ------------
     (32)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall         0.00                 0
                                                  ------------      ------------
     (33)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall         0.00                 0
                                                  ------------      ------------
B.   Principal
     (34)  Formula Principal Distribution Amount          0.00               N/A
                                                  ------------      ------------
           a. Scheduled Principal                         0.00               N/A
                                                  ------------      ------------
           b. Principal Prepayments                       0.00               N/A
                                                  ------------      ------------
           c. Liquidated Contracts                        0.00               N/A
                                                  ------------      ------------
           d. Repurchases                                 0.00               N/A
                                                  ------------      ------------
     (35)  Class M-1 Principal Balance           35,000,000.00     1000.00000000
                                                  ------------      ------------
     (35a) Class M-1 Pool Factor                    1.00000000
                                                  ------------
     (36)  Class M-1 Percentage for such
           Remittance Date                                0.00%
                                                  ------------
     (37)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                         0.00        0.00000000
                                                  ------------      ------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance
              Date                                        0.00
                                                  ------------
     (38)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance
           Date                                           0.00
                                                  ------------
     (39)  Class M-1 Percentage for the following
           Remittance Date                                0.00%
                                                  ------------
     (40)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount          0.00
                                                  ------------
           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount           0.00
                                                  ------------
           (c) Remaining Class M-1 Liquidation
               Loss Interest Amount                       0.00
                                                  ------------
           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                    0.00
                                                  ------------
           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest
               Shortfalls                                 0.00
                                                  ------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                              6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                                 CUSIP NO. #393505-E57, E65, E73
                                                 REMITTANCE DATE 7/01/98

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                  ------------      ------------
CLASS BI CERTIFICATES
---------------------
   (1)  Amount Available less the Class A
        Distribution Amount  and Class M-1
        Distribution Amount (including Monthly
        Servicing Fee)                            1,076,483.07
                                                  ------------
   (2)  Class B-1 Adjusted Principal Balance              0.00
                                                  ------------
   (3)  Class B-1 Remittance Rate  (7.29%
        unless Weighted Average Contract Rate
        is below 7.29%)                                   7.29%
                                                  ------------
   (4)  Interest on Class B-1 Adjusted
        Principal Balance                                 0.00
                                                  ------------
   (3)  Aggregate Class B1 Interest                 136,687.50        6.07500000
                                                  ------------        ----------
   (4)  Amount applied to Unpaid
        Class B1 Interest Shortfall                       0.00              0.00
                                                  ------------        ----------
   (5)  Remaining Unpaid Class B1
        Interest Shortfall                                0.00              0.00
                                                  ------------        ----------
   (6)  Amount applied to Class B-1
        Interest Deficiency Amount                        0.00
                                                  ------------
   (7)  Remaining Unpaid Class B-1
        Interest Deficiency Amount                        0.00
                                                  ------------
   (8)  Unpaid Class B-1 Principal Shortfall
        (if any) following prior Remittance Date          0.00
                                                  ------------
   (8a) Class B Percentage for such Remittance
        Date                                              0.00
                                                  ------------
   (9)  Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)            0.00        0.00000000
                                                  ------------        ----------
   (10a)Class B1 Principal Shortfall                      0.00
                                                  ------------
   (10b)Unpaid Class B1 Principal Shortfall               0.00
                                                  ------------
   (11) Class B Principal Balance                42,500,000.00
                                                  ------------
   (12) Class B1 Principal Balance               22,500,000.00
                                                  ------------
   (12a) Class B1 Pool Factor                       1.00000000
                                                  ------------
   (13) Class B-1 Liquidation Loss Interest
        (a) Class B-1 Liquidation Loss Amount             0.00
                                                  ------------
        (b) Amount Applied to Class B-1
            Liquidation Loss Interest Amount              0.00
                                                  ------------
        (c) Remaining Class B-1 Liquidation
            Loss Interest Amount                          0.00
                                                  ------------
        (d) Amount applied to Unpaid Class B-1
            Liquidation Loss Interest Shortfall           0.00
                                                  ------------
        (e) Remaining Unpaid Class B-1 Liquidation
            Loss Interest Shortfall                       0.00
                                                  ------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                              6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 2

                                                 CUSIP NO. #393505-E57, E65, E73
                                                 REMITTANCE DATE 7/01/98

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                  ------------      ------------
CLASS B2 CERTIFICATES
---------------------

   (14) Remaining Amount Available                  939,795.57
                                                  ------------
   (15) Class B-2 Remittance Rate ( 8.07%
        unless Weighted Average Contract
        Rate is less than 8.07%)                          8.07%
                                                  ------------
   (16) Aggregate Class B2 Interest                 134,500.00        6.72500000
                                                  ------------        ----------
   (17) Amount applied to Unpaid
        Class B2 Interest Shortfall                       0.00              0.00
                                                  ------------        ----------
   (18) Remaining Unpaid Class B2
        Interest Shortfall                                0.00              0.00
                                                  ------------        ----------
   (19) Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date          0.00
                                                  ------------
   (20) Class B2 Principal Liquidation Loss Amount        0.00
                                                  ------------
   (21) Class B2 Principal (zero until class
        B1 paid down: thereafter, Class B
        Percentage of formula Principal
        Distribution Amount)                              0.00
                                                  ------------
   (22) Guarantee Payment                                 0.00
                                                  ------------
   (23) Class B2 Principal Balance               20,000,000.00
                                                  ------------
   (23a)Class B2 Pool Factor                        1.00000000
                                                  ------------
   (24) Monthly Servicing Fee (deducted
        from Certificate Account balance
        to arrive at Amount Available if
        the Company or Green Tree Financial
        Servicing Corporation is not the
        Servicer; deducted from funds
        remaining after payment of Class A
        Distribution Amount, Class M-1
        Distribution Amount, Class B-1
        Distribution Amount and Class B-2
        Distribution Amount, if the Company
        or Green Tree Financial Servicing Corp.
        is the Servicer)                            207,302.79
                                                  ------------
   (25) Class B-3I Guarantee Fee                    597,992.78
                                                  ------------
   (26) Class B-3I Distribution Amount                    0.00
                                                  ------------
   (27) Class B-3I Formula Distribution
        Amount (all Excess Interest plus
        Unpaid Class B-3I Shortfall)                      0.00
                                                  ------------
   (28) Class B-3I Distribution Amount
        (remaining Amount Available)                      0.00
                                                  ------------
   (29) Class B-3I Shortfall (26-27)                      0.00
                                                  ------------
   (30) Unpaid Class B-3I Shortfall                       0.00
                                                  ------------
   (31) Class M-1 Interest Deficiency on such
        Remittance Date                                   0.00
                                                  ------------
   (32) Class B-1 Interest Deficiency on such
        Remittance Date                                   0.00
                                                  ------------
   (33) Repossessed Contracts                        20,500.79
                                                  ------------
   (34) Repossessed Contracts Remaining in
        Inventory                                    20,500.79
                                                  ------------
   (35) Weighted Average Contract Rate                 9.57696
                                                  ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.